Exhibit 99.1

SHANGHAI DSI COMPUTER TECHNOLOGY CO., LIMITED

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

SHANGHAI DSI COMPUTER TECHNOLOGY CO., LIMITED

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

CONTENTS

PAGES

Report of Independent Registered Public Accounting Firm

1

Balance sheets

2

Statements of operations

3

Statements of stockholders’ equity

4

Statements of cash flows

5

Notes to financial statements

6 - 13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Shanghai DSI Computer Technology Co., Limited

We have audited the accompanying balance sheets of Shanghai DSI Computer Technology Co., Limited as of December 31, 2003 and 2002, and the related statements of operations, stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shanghai DSI Computer Technology Co., Limited as of December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

PKF

Certified Public Accountants

Hong Kong

October 6, 2004

SHANGHAI DSI COMPUTER TECHNOLOGY CO., LIMITED

BALANCE SHEETS

	December 31,
	2003	2002
	USD	USD
ASSETS

Current assets

Cash and cash equivalents	104,502	27,718
Accounts receivable, net of allowance (Note 6)	135,929	271,097
Deposits and other receivables (Note 8)	12,698	17,592
Amount due from a related party (Note 7)	4,513	13,064
Amount due from a stockholder (Note 7)	26,113	20,253
Inventories - goods held for re-sale	58,722	76,172

Total current assets	342,477	425,896

Property and equipment, net (Note 5)	22,752	13,617

Total assets	365,229	439,513

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities

Accounts payable	81,854	134,014
Other payables	68,369	77,081
Accrued liabilities (Note 9)	6,313	2,088
Amount due to a related party (Note 7)	28,300	11,441
Dividend payable	96,759	60,474
Income tax payable	3,323	1,164

Total current liabilities	284,918	286,262

Stockholders’ equity

Capital
Registered and paid up	60,474	60,474
Statutory public welfare reserve (Note 11)	30,237	30,237
(Accumulated deficit)/retained earnings	(10,400)	62,540

Total stockholders’ equity	80,311	153,251

Total liabilities and stockholders’ equity	365,229	439,513

see Notes to financial statements

SHANGHAI DSI COMPUTER TECHNOLOGY CO., LIMITED

STATEMENTS OF OPERATIONS

	Year ended December 31,
	2003	2002
	USD	USD

Revenue (Note 3)	969,110	1,622,859

Cost of revenue	(644,382)	(1,335,931)

Gross profit	324,728	286,928

General and administrative expenses	(285,815)	(190,797)

Depreciation (Note 5)	(8,025)	(4,707)

Income from operations	30,888	91,424

Non-operating income (Note 4)	10,160	4,643

Income before income tax	41,048	96,067

Income tax expense (Note 10(a))	(17,229)	(10,489)

Net income	23,819	85,578

see Notes to financial statements

SHANGHAI DSI COMPUTER TECHNOLOGY CO., LIMITED

STATEMENTS OF STOCKHOLDERS’ EQUITY

		Statutory
		public	Retained
		welfare	earnings/	Total
		reserve	(accumulated	stockholders’
	Capital	(Note 11)	deficit)	equity
	USD	USD	USD	USD

At January 1, 2002	60,474	25,153	42,520	128,147

Net income for the year	-	-	85,578	85,578

Transfer from retained earnings	-	5,084	(5,084)	-

Dividend (Note (a))	-	-	(60,474)	(60,474)

At December 31, 2002 and January 1, 2003	60,474	30,237	62,540	153,251

Net income for the year	-	-	23,819	23,819

Dividend (Note (a))	-	-	(96,759)	(96,759)

At December 31, 2003	60,474	30,237	(10,400)	80,311

Note :

(a)

Dividend for the year is declared based on the available distributable reserves as recorded in the PRC statutory accounts.

see Notes to financial statements

SHANGHAI DSI COMPUTER TECHNOLOGY CO., LIMITED

STATEMENTS OF CASH FLOWS

	Year ended December 31,
	2003	2002
	USD	USD
Cash flows from operating activities :

Net income	23,819	85,578

Adjustments to reconcile net income to net cash
(used in)/provided by operating activities :

Depreciation	8,025	4,707

Changes in operating assets and liabilities :

Decrease/(increase) in accounts receivable	135,168	(63,088)
Decrease/(increase) in deposits and other receivables	4,894	(1,092)
Decrease in inventories	17,450	11,358
Decrease in accounts payable	(52,160)	(136,029)
Decrease in bills payable	-	(722)
(Decrease)/increase in other payables	(8,712)	53,232
Increase/(decrease) in accrued liabilities	4,225	(16,893)
Increase/(decrease) in income tax payable	2,159	(1,200)

Net cash provided by/(used in) operating activities	134,868	(64,149)

Cash flows from investing activities :

Purchase of property and equipment	(17,160)	(3,214)
(Increase)/decrease in amount due from a stockholder	(5,860)	9,200
Decrease in amount due from a related party	8,551	13,006

Net cash (used in)/provided by investing activities	(14,469)	18,992

Cash flows from financing activities :

Increase in amount due to a related party	16,859	-
Dividend paid	(60,474)	(72,569)

Net cash used in financing activities	(43,615)	(72,569)

Net increase/(decrease) in cash and cash equivalents	76,784	(117,726)

Cash and cash equivalents, beginning of year	27,718	145,444

Cash and cash equivalents, end of year	104,502	27,718

see Notes to financial statements

SHANGHAI DSI COMPUTER TECHNOLOGY CO., LIMITED

NOTES TO FINANCIAL STATEMENTS

1.

DESCRIPTION OF BUSINESS

Shanghai DSI Computer Technology Co., Limited (the “Company”) is established in The People’s Republic of China (“PRC”) with limited liability.  The Company is mainly engaged in the provision of local area network (“LAN”)/wide area network (“WAN”) integrated production solutions to major enterprise customers in the PRC with its headquarter in Shanghai.  These solutions are network infrastructure to facilitate the integration of various computer systems located in different shops or in different cities for central reporting purpose.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting year.  Significant estimates required to be made by management include the recoverability of accounts receivable and long lived assets.  Actual results could differ from those estimates.

Cash and cash equivalents

Cash equivalents are highly liquid investments and have maturities of three months or less at the date of purchase.

Inventories

Inventories are stated at the lower of cost and net realizable value.  Cost is determined on a first-in, first-out basis and includes all expenditures incurred in bringing the goods to the point of sale and putting them in a saleable condition.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation.  Maintenance, repairs and betterments, including replacement of minor items, are charged to expense; major additions to physical properties are capitalized.  Depreciation is provided to write off the cost less estimated residual value using the straight-line method over the estimated useful lives at the following annual rates :-

Furniture, fixtures and office equipment

25%

Computer equipment

25%

Motor vehicles

25%

SHANGHAI DSI COMPUTER TECHNOLOGY CO., LIMITED

NOTES TO FINANCIAL STATEMENTS

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Impairment of long-lived assets

The impairment of long-lived assets is measured pursuant to the guidelines of Statement of Financial Accounting Standards (SFAS) No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets”.  When an indicator of impairment has occurred, management’s estimate of undiscounted cash flows attributable to the assets is compared to the carrying value of the assets to determine whether impairment has occurred.  If an impairment of the carrying value has occurred, the amount of the impairment recognized in the financial statements is determined by estimating the fair value of the assets and recording a loss of the amount that the carrying value exceeds the estimated fair value.

Revenue recognition

Revenue from sale of goods is recognized when the significant risks and rewards of ownership of goods have been transferred to the buyer.

Income from rendering of maintenance and consultancy services is recognized at the time when the services are provided.

Cost of Revenue

Cost of revenue comprises hardware and other cost of personnel directly engaged in the provision of LAN/WAN integrated production solutions. Cost of revenue does not include any allocation of depreciation expense.

Income taxes

The Company accounts for income tax under the provisions of SFAS No.109 “Accounting for Income Taxes”, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of the events that have been included in the financial statements or tax returns.  Deferred income taxes are recognized for all significant temporary differences between tax and financial statements bases of assets and liabilities.

SHANGHAI DSI COMPUTER TECHNOLOGY CO., LIMITED

NOTES TO FINANCIAL STATEMENTS

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

Foreign currency translation and transactions

The Company uses China Renminbi (“RMB”) as the functional currency, which is not freely convertible into foreign currencies.  Transactions denominated in currencies other than RMB are translated into RMB at the applicable rates of exchange prevailing at the dates of the transactions, quoted by the People’s Bank of China (“the PBOC”).  Monetary assets and liabilities denominated in other currencies are translated into RMB at rates of exchange quoted by the PBOC prevailing at the balance sheet date.  Exchange gains or losses arising from changes in exchange rates subsequent to the transactions dates for monetary assets and liabilities denominated in other currencies are included in the determination of net income for the respective period.

For financial reporting purposes, RMB has been translated into United States dollars (“USD”) as the reporting currency.  Assets and liabilities are translated at the exchange rate in effect at period end.  Income statement accounts are translated at the average rate of exchange prevailing during the period.  Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders’ equity as “Accumulated other comprehensive income - foreign currency translation adjustments”.  Gains and losses resulting from foreign currency transactions are included in other comprehensive income (expenses).

During the two years ended December 31, 2003, there have been no significant change in exchange rates between RMB and USD and the Company had no foreign currency transactions.  Accordingly, there are no translation adjustments and no gains and losses resulting from foreign currency transactions.

Fair value of financial instruments

The carrying amounts of certain financial instruments, including cash and cash equivalents, accounts receivable, related parties receivable and payable, accounts payable and dividend payable approximate fair value due to the short-term nature of these items.

Concentration of credit risk

Concentration of credit risk is limited to accounts receivable and is subject to the financial conditions of major customers.  The Company does not require collateral or other security to support client's receivables.  The Company conducts periodic reviews of its clients' financial condition and customer payment practices to minimize collection risk on accounts receivable.

SHANGHAI DSI COMPUTER TECHNOLOGY CO., LIMITED

NOTES TO FINANCIAL STATEMENTS

3.	REVENUE	Year ended December 31,
		2003	2002
		USD	USD
	Revenue comprised of the followings :-

	Product sales net of discounts, returns, and
	allowances	835,005	1,513,788
	Service revenue, net of sales tax	134,105	109,071

		969,110	1,622,859

4.	NON-OPERATING INCOME	Year ended December 31,
		2003	2002
		USD	USD
	Non-operating income comprised of the followings :-

	Interest income	242	515
	Tax refund	8,934	3,995
	Customer’s rebate	984	-
	Claims received	-	133

		10,160	4,643

5.

PROPERTY AND EQUIPMENT

Property and equipment consist of the following :-

	December 31,
	2003	2002
	USD	USD
Purchase cost :
Furniture, fixtures and office equipment	12,381	9,962
Computer equipment	10,674	10,675
Motor vehicles	14,742	-

Total	37,797	20,637
Accumulated depreciation	15,045	7,020

Property and equipment, net	22,752	13,617

Depreciation expense for the years ended December 31, 2003 and 2002 amounted to USD8,025 and USD4,707 respectively.

SHANGHAI DSI COMPUTER TECHNOLOGY CO., LIMITED

NOTES TO FINANCIAL STATEMENTS

6.

ACCOUNTS RECEIVABLE

Allowance for bad debt in respect of accounts receivable for the years ended December 31, 2003 and 2002 amounted to USD3,297 and USD Nil respectively.

7.

BALANCES WITH RELATED PARTIES AND A STOCKHOLDER

The Company obtained finances from a related party in 2002 and 2003.  At December 31, 2003 and 2002, the Company has advances due to and from a related party and a stockholder.

All the balances are interest-free, unsecured and have no fixed terms of repayment.

8.

DEPOSITS AND OTHER RECEIVABLES

At December 31, 2003 and 2002, the balances comprised of the following :

	December 31,
	2003	2002
	USD	USD

Other receivables	7,882	14,326
Utility deposits	4,816	3,266

	12,698	17,592

9.

ACCRUED LIABILITIES

At December 31, 2003 and 2002, accrued liabilities comprised of the following :

	December 31,
	2003	2002
	USD	USD

PRC business and VAT taxes	6,313	2,088

SHANGHAI DSI COMPUTER TECHNOLOGY CO., LIMITED

NOTES TO FINANCIAL STATEMENTS

10.

INCOME TAXES

(a)

The income tax expense consists of the following :

	Year ended December 31,
	2003	2002
	USD	USD
Current tax :
Provision for the year	17,229	11,411
Over-provision in respect of prior year	-	(922)

	17,229	10,489

Income tax expense vary from the amount computed by applying the statutory income tax rate to income before income tax as follow :

	Year ended December 31,
	2003	2002
	USD	USD

Income before income tax	41,048	96,067

Tax effect at PRC statutory income tax rate
of 33%	13,546	31,702

Tax effect of tax concession obtained	(22,427)	(29,520)

Tax effect of net income recognised for tax
purposes but not for financial reporting
purposes	26,110	9,229

Over-provision in respect of prior year	-	(922)

Income tax expense	17,229	10,489

(b)

No deferred tax has been recognized in these financial statements as the Company had no material taxable or deductible temporary differences.

SHANGHAI DSI COMPUTER TECHNOLOGY CO., LIMITED

NOTES TO FINANCIAL STATEMENTS

11.

STATUTORY PUBLIC WELFARE RESERVE

As stipulated by the relevant laws and regulations of the PRC, the Company is required to make appropriation from the retained earnings based on 5% to 10% of profit after taxation for each year to this reserve account.  This reserve account will be used for future staff welfare and incentive scheme.  Also, no further appropriation needs to be made once the cumulative amount reaches 50% of the registered capital.

12.

PENSION PLANS

As stipulated by the PRC government regulations, the Company is required to contribute to PRC insurance companies organized by the PRC government which are responsible for the payments of pension benefits to retired staff.  The monthly contribution of the Company was equal to 36 1/2% of the salaries of the existing staff with account in Shanghai.  The Company has no obligation for the payment of pension benefits beyond the annual contributions described above.

The assets of the schemes are controlled by trustees and held separately from those of the Company.  Total pension cost was USD14,604 and USD9,130 during the years ended December 31, 2003 and 2002 respectively.

13.

COMMITMENTS

The Company leases its office premises under non-cancelable operating lease agreement that expires on November 15, 2004.  Minimum future commitments under the agreement with term in excess of one year as of December 31, 2003 were as follows :

Year	USD

2004	13,653

Rental expense was USD29,090 and USD18,015 during the years ended December 31, 2003 and 2002, respectively.

SHANGHAI DSI COMPUTER TECHNOLOGY CO., LIMITED

NOTES TO FINANCIAL STATEMENTS

14.

RELATED PARTY TRANSACTION

The Company has been enjoying some tax concession such that its enterprise income tax is charged at 0.6% and 4.8% on the Company’s principal and non-principal income respectively for the period from May 1, 2003 to December 31, 2003 (0.6% and 1.2% on the Company’s principal and non-principal income respectively for the period from January 1, 2002 to April 30, 2003).  In the absence of any formal letter of approval for this tax concession from the relevant tax authorities of Shanghai, the beneficial owner of the Company has issued a letter of indemnity to the Company to indemnify the Company from any claims from the tax authorities of Shanghai for the shortfall of tax liabilities of the Company if it is imposed at the PRC statutory enterprise income tax of 33% on its results for the years ended December 31, 2003 and 2002.

15.

SUBSEQUENT EVENTS

On May 21, 2004, an OTCBB quoted company, Investnet, Inc. through an investment vehicle, Interchance Limited, entered into an agreement with the partners of the Company for acquisition of the whole equity interest of the Company.  The agreement was terminated on July 1, 2004.

On July 8, 2004, the whole equity interest of the Company was transferred to Champion Agents Limited, a company wholly-owned by one of the partners (the “Partner”) of the Company.

In October 2004, Investnet, Inc. entered into an agreement with the Partner to acquire the whole equity interest of Champion Agents Limited by way of issuance of its common shares which is equivalent to USD600,000 in value to the Partner.  The acquisition will be completed in December 2004.